Exhibit 99.2

BANKFINANCIAL CORPORATION

FIRST QUARTER 2010

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS:
Return on assets (ratio of net income (loss) to average total assets) (1)	0.18%	(0.41)%	0.35%	(0.17)%	0.04%
Return on equity (ratio of net income (loss) to average equity) (1)	1.08	(2.40)	2.02	(1.00)	0.26
Net interest rate spread (1)	3.48	3.38	3.43	3.27	3.36
Net interest margin (1)	3.73	3.67	3.74	3.61	3.74
Efficiency ratio	86.42	89.95	82.06	86.89	88.05
Noninterest expense to average total assets (1)	3.25	3.57	3.21	3.29	3.38
Average interest-earning assets to average interest-bearing liabilities	122.57	123.82	123.69	122.73	123.50
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	352	372	374	379	390

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS:
Total interest income	$17,145	$17,980	$18,510	$18,713	$18,906
Total interest expense	3,929	4,483	4,838	5,500	5,736

Net interest income before provision	13,216	13,497	13,672	13,213	13,170
Provision for loan losses	851	4,193	427	2,847	1,344

Net interest income	12,365	9,304	13,245	10,366	11,826
Noninterest income	1,455	2,135	1,660	1,802	1,642
Noninterest expense	12,678	14,061	12,581	13,047	13,042

Income (loss) before income tax	1,142	(2,622)	2,324	(879)	426
Income tax expense (benefit)	426	(1,026)	973	(214)	254

Net income (loss)	$716	$(1,596)	$1,351	$(665)	$172

Basic earnings (loss) per common share	$0.04	$(0.08)	$0.07	$(0.03)	$0.01

Diluted earnings (loss) per common share	$0.04	$(0.08)	$0.07	$(0.03)	$0.01

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
NONINTEREST INCOME AND EXPENSE:

Noninterest Income:
Deposit service charges and fees	$773	$869	$904	$796	$794
Other fee income	434	450	442	496	428
Insurance commissions and annuities income	135	234	193	111	177
Gain on sales of loans, net	47	175	88	180	256
Loss on sales of securities	—	(988)	—	—	—
Loss on disposition of premises and equipment	—	(35)	(1)	—	(4)
Loan servicing fees	170	162	155	161	175
Amortization and impairment of servicing assets	(243)	(17)	(182)	(25)	(222)
Earnings (loss) on bank owned life insurance	79	60	12	(33)	(59)
Other	60	1,225	49	116	97

Total noninterest income	$1,455	$2,135	$1,660	$1,802	$1,642

Noninterest Expense:
Compensation and benefits	$7,211	$7,285	$6,948	$6,948	$7,865
Office occupancy and equipment	1,801	1,845	1,567	1,666	1,767
Advertising and public relations	216	399	239	317	366
Information technology	921	915	848	866	1,008
Supplies, telephone, and postage	361	453	483	459	424
Amortization of intangibles	405	417	422	422	429
Operations of real estate owned	134	788	149	83	253
Loss on impairment of securities	—	—	401	—	—
FDIC insurance premiums	555	461	499	1,216	49
Other	1,074	1,498	1,025	1,070	881

Total noninterest expenses	$12,678	$14,061	$12,581	$13,047	$13,042

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

SUMMARY STATEMENT OF FINANCIAL CONDITION

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
ASSETS:
Cash and due from other financial institutions	$13,934	$20,355	$16,617	$17,667	$20,155
Interest-bearing deposits in other financial institutions	161,897	87,843	85,281	42,250	2,882
Securities, at fair value	94,447	102,126	109,213	112,468	119,417
Loans held-for-sale	—	—	1,812	2,194	1,729
Loans receivable, net	1,152,385	1,218,540	1,233,199	1,268,771	1,284,213
Real estate owned	6,882	4,084	1,756	977	1,221
Stock in Federal Home Loan Bank, at cost	15,598	15,598	15,598	15,598	15,598
Premises and equipment, net	34,305	34,614	34,771	34,974	34,773
Intangible assets	26,456	26,861	27,278	27,700	28,122
Bank owned life insurance	20,230	20,151	20,091	20,079	20,112
FDIC prepaid expense	6,268	6,777	—	—	—
Income tax receivable	9,108	11,729	486	394	947
Other assets	17,144	18,285	28,477	29,925	28,957

Total assets	$1,558,654	$1,566,963	$1,574,579	$1,572,997	$1,558,126

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Deposits	$1,231,971	$1,233,395	$1,211,838	$1,211,756	$1,153,738
Borrowings	48,092	50,784	74,648	78,819	123,995
Other liabilities	14,882	19,181	21,799	18,146	14,746

Total liabilities	1,294,945	1,303,360	1,308,285	1,308,721	1,292,479
Stockholders’ equity	263,709	263,603	266,294	264,276	265,647

Total liabilities and stockholders’ equity	$1,558,654	$1,566,963	$1,574,579	$1,572,997	$1,558,126

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS:

Non-interest-bearing demand	$101,284	$108,308	$110,697	$107,649	$107,021
Savings deposits	99,107	96,107	96,372	98,327	97,531
Money market accounts	336,089	322,126	296,824	271,982	246,443
Interest-bearing NOW accounts	290,929	303,219	290,607	282,484	274,560
Certificates of deposit - Retail	390,587	388,871	402,305	429,457	389,648
Certificates of deposit - Wholesale	13,975	14,764	15,033	21,857	38,535

Total certificates of deposit	404,562	403,635	417,338	451,314	428,183

Total deposits	$1,231,971	$1,233,395	$1,211,838	$1,211,756	$1,153,738

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS:

One-to-four family residential real estate loans	$283,556	$289,623	$293,927	$301,167	$308,710
Multi-family mortgage loans	308,268	329,227	329,934	331,258	320,480
Nonresidential real estate loans	307,816	316,607	324,428	338,050	344,877
Construction and land loans	26,186	32,577	39,042	42,384	44,346
Commercial loans	70,420	88,067	74,567	88,853	99,497
Commercial leases	169,633	176,821	183,841	179,804	176,344
Consumer loans	2,394	2,539	2,565	2,495	2,605

Total loans	1,168,273	1,235,461	1,248,304	1,284,011	1,296,859
Net deferred loan origination costs	1,628	1,701	1,818	1,898	1,912
Allowance for loan losses	(17,516)	(18,622)	(16,923)	(17,138)	(14,558)

Loans, net	$1,152,385	$1,218,540	$1,233,199	$1,268,771	$1,284,213

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY RATIOS:

Nonperforming Assets:

Nonaccrual loans:
One-to-four family residential real estate loans	$9,064	$11,453	$9,248	$4,984	$2,329
Multi-family mortgage loans	13,033	13,961	8,196	9,085	1,495
Nonresidential real estate loans	10,810	11,074	9,172	8,955	6,750
Construction and land loans	6,948	8,841	11,082	12,726	10,733
Commercial loans	4,110	4,160	2,340	2,963	1,323
Commercial leases	—	—	—	105	105
Consumer loans	—	—	—	8	1

Nonaccrual loans	43,965	49,489	40,038	38,826	22,736

Real estate owned:
One-to-four family residential real estate loans	1,254	601	816	844	931
Multi-family mortgage loans	1,958	976	45	133	133
Nonresidential real estate loans	2,056	1,416	600	—	—
Construction and land loans	1,614	1,091	295	—	157

Real estate owned	6,882	4,084	1,756	977	1,221

Nonperforming assets	$50,847	$53,573	$41,794	$39,803	$23,957

Asset Quality Ratios:
Nonperforming assets to total assets	3.26%	3.42%	2.65%	2.53%	1.54%
Nonaccrual loans to total loans	3.76	4.01	3.21	3.02	1.75
Allowance for loan losses to nonaccrual loans	39.84	37.63	42.27	44.14	64.03
Allowance for loan losses to total loans	1.50	1.51	1.36	1.33	1.12
Net charge-off ratio (1)	0.66	0.80	0.20	0.08	0.48

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
ALLOWANCE FOR LOAN LOSSES:
Beginning balance	$18,622	$16,923	$17,138	$14,558	$14,746
Provision for loan losses	851	4,193	427	2,847	1,344
Loans charged off	(1,974)	(2,573)	(660)	(296)	(1,536)
Recoveries	17	79	18	29	4

Ending balance	$17,516	$18,622	$16,923	$17,138	$14,558

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
SELECTED AVERAGE BALANCES:

Average total assets	$1,559,221	$1,573,800	$1,566,127	$1,584,397	$1,544,395
Average interest-earning assets	1,437,236	1,458,026	1,452,054	1,467,900	1,426,864
Average total loans	1,194,313	1,245,601	1,267,148	1,286,698	1,285,125
Average securities	96,778	103,141	108,759	115,667	123,278
Average Stock in FHLB	15,598	15,598	15,598	15,598	15,598
Average other interest-earning assets	130,547	93,686	60,549	31,077	2,863
Average interest-bearing deposits	1,122,434	1,109,892	1,097,285	1,079,094	1,008,329
Average borrowings	50,178	67,600	76,685	116,935	147,068
Average interest-bearing liabilities	1,172,612	1,177,492	1,173,970	1,196,029	1,155,397
Average total stockholders’ equity	264,739	266,542	267,166	266,647	268,064

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
SELECTED YIELDS AND COST OF FUNDS (1):

Average interest-earning assets	4.84%	4.89%	5.06%	5.11%	5.37%
Average total loans	5.45	5.36	5.43	5.44	5.54
Average securities	4.22	4.22	4.15	4.29	4.42
Average other interest-earning assets	0.25	0.25	0.24	0.22	—

Average interest-bearing deposits	1.31	1.46	1.58	1.83	2.06
Average borrowings	2.42	2.41	2.46	1.93	1.67
Average interest-bearing liabilities	1.36	1.51	1.63	1.84	2.01

Net interest rate spread	3.48	3.38	3.43	3.27	3.36
Net interest margin	3.73	3.67	3.74	3.61	3.74

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS:

BankFinancial Corporation:
Equity to total assets (end of period)	16.92%	16.82%	16.91%	16.80%	17.05%
Tangible equity to tangible total assets (end of period)	15.40	15.26	15.56	15.43	15.39

Risk-based total capital ratio	21.10	20.06	19.55	19.07	18.60
Risk-based tier 1 capital ratio	20.00	18.97	18.57	18.07	17.66
Tier 1 leverage ratio	15.41	15.27	15.17	15.14	15.38

BankFinancial FSB:
Risk-based total capital ratio	17.41	16.40	15.98	15.48	14.95
Risk-based tier 1 capital ratio	16.32	15.31	15.00	14.48	14.01
Tier 1 leverage ratio	12.67	12.44	12.25	12.12	12.20

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
COMMON STOCK AND DIVIDENDS:

Stock Prices:
Close	$9.17	$9.90	$9.60	$8.86	$9.97
High	10.16	10.40	11.04	11.10	11.10
Low	9.01	9.07	8.75	8.07	7.19

Book value per share	$12.31	$12.31	$12.43	$12.34	$12.36
Tangible book value per share	$11.08	$11.05	$11.16	$11.05	$11.05

Cash dividends declared and paid on common stock	$0.07	$0.07	$0.07	$0.07	$0.07

Stock repurchases	$—	$—	$—	$691	$1,800
Stock repurchases – shares	—	—	—	70,000	207,800

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
EARNINGS PER SHARE COMPUTATIONS:

Net income (loss)	$716	$(1,596)	$1,351	$(665)	$172

Average common shares outstanding	21,416,377	21,416,377	21,416,377	21,437,970	21,617,158
Less: Unearned ESOP shares	(1,488,018)	(1,512,499)	(1,549,780)	(1,574,268)	(1,598,497)
Unvested restricted stock shares	(108,650)	(197,672)	(217,850)	(220,652)	(239,100)

Weighted average common shares outstanding	19,819,709	19,706,206	19,648,747	19,643,050	19,779,561
Plus: Dilutive common shares equivalents	—	—	—	—	—

Weighted average dilutive common shares outstanding	19,819,709	19,706,206	19,648,747	19,643,050	19,779,561

Number of anti-dilutive stock options excluded from the diluted earnings per share calculation	2,322,603	2,322,603	2,322,603	2,322,603	2,334,803
Weighted average exercise price of anti-dilutive option shares	$16.51	$16.51	$16.51	$16.51	$16.51

Basic earnings (loss) per common share	$0.04	$(0.08)	$0.07	$(0.03)	$0.01

Diluted earnings (loss) per common share	$0.04	$(0.08)	$0.07	$(0.03)	$0.01

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

These measures include core return on assets, core return on equity, core dilutive earnings per share, core noninterest expense to average total assets, and core efficiency ratio. Management also believes that by excluding equity-based compensation expense, amortization of intangibles expenses, loss on sales of securities, loss on impairment of securities, gain on sale of merchant processing operations, and the FDIC special assessment from other noninterest income and expense, these ratios and earnings per share better reflects our core operating performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS ENDED	Three months ended March 31,
March 31, 2010 AND 2009	2010	2009

Core operating income:
Net income	$716	$172

Adjustments:
Equity-based compensation	632	1,060
Amortization of core deposit intangible	405	429
Tax effect on adjustments assuming 39.745% tax rate	(412)	(592)

Core operating income	$1,341	$1,069

Return on assets (ratio of net income to average total assets) (1)	0.18	0.04%
Core return on assets (ratio of core operating income to average total assets) (1)	0.34%	0.28%

Return on equity (ratio of net income to average equity) (1)	1.08%	0.26%
Core return on equity (ratio of core operating income to average equity) (1)	2.03%	1.60%

Diluted earnings per common share	$0.04	$0.01
Core dilutive earnings per common share	$0.07	$0.05

Core noninterest expenses:
Noninterest expenses	$12,678	$13,042
Adjustments:
Equity-based compensation	(632)	(1,060)
Amortization of core deposit intangible	(405)	(429)

Core noninterest expenses	$11,641	$11,553

Noninterest expense to average total assets (1)	3.25%	3.38%
Core noninterest expense to average total assets (1)	2.99%	2.99%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	86.42%	88.05%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	79.35%	78.00%

(1)	Annualized for the three-month periods.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

	2010	2009
	IQ	IVQ	IIIQ	IIQ	IQ
FOR THE LATEST FIVE QUARTERS

Core operating income (loss)
Net income (loss)	$716	$(1,596)	$1,351	$(665)	$172
Adjustments:
Equity-based compensation	632	681	691	604	1,060
Amortization of core deposit intangible	405	417	422	422	429
Loss on sales of securities	—	988	—	—	—
Loss on impairment of securities	—	—	401	—	—
Gain on sale of merchant processing operations	—	(1,300)	—	—	—
FDIC special assessment	—	—	—	700	—
Tax effect on adjustments assuming 39.745% tax rate	(412)	(312)	(602)	(686)	(592)

Core operating income (loss)	$1,341	$(1,122)	$2,263	$375	$1,069

Return on assets (ratio of net income (loss) to average total assets) (1)	0.18%	(0.41)%	0.35%	(0.17)%	0.04%
Core return on assets (ratio of core operating income (loss) to average total assets) (1)	0.34%	(0.29)%	0.58%	0.09%	0.28%

Return on equity (ratio of net income (loss) to average equity) (1)	1.08%	(2.40)%	2.02%	(1.00)%	0.26%
Core return on equity (ratio of core operating income (loss) to average equity) (1)	2.03%	(1.68)%	3.39%	0.56%	1.60%

Diluted earnings (loss) per common share	$0.04	$(0.08)	$0.07	$(0.03)	$0.01
Core diluted earnings (loss) per common share	$0.07	$(0.06)	$0.12	$0.02	$0.05

Core operating expense:
Noninterest expense	$12,678	$14,061	$12,581	$13,047	$13,042
Adjustments:
Equity-based compensation	(632)	(681)	(691)	(604)	(1,060)
Amortization of core deposit intangible	(405)	(417)	(422)	(422)	(429)
Loss on impairment of securities	—	—	(401)	—	—
FDIC special assessment	—	—	—	(700)	—

Core noninterest expense	$11,641	$12,963	$11,067	$11,321	$11,553

Noninterest expense to average total assets (1)	3.25%	3.57%	3.21%	3.29%	3.38%
Core noninterest expense to average total assets (1)	2.99%	3.30%	2.83%	2.86%	2.99%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	86.42%	89.95%	82.06%	86.89%	88.05%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	79.35%	84.61%	73.68%	75.40%	78.00%

(1)	Annualized for the three-month periods.